UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

WILLOW LANE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42400	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West 57th Street, Suite 415 New York, NY	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	WLACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	WLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Willow Lane Acquisition Corp., a Cayman Islands exempted company (the “Company”), entered into an underwriting agreement, dated November 7, 2024 (the “Underwriting Agreement”), with BTIG, LLC (“BTIG”), as representative of the several underwriters (the “Underwriters”), in connection with the Company’s initial public offering (the “IPO”).

On October 17, 2025, the Company and BTIG entered into an amendment to the Underwriting Agreement (the “Amendment”), pursuant to which the 3.5% of the gross proceeds of the IPO (the “IPO Proceeds”) payable to the Underwriters under the Underwriting Agreement upon the occurrence of the Specified Event (as defined in the Underwriting Agreement) (the “Deferred Underwriting Commission”) shall be comprised of the following components: (i) a gross spread of 2.25% of the IPO Proceeds, payable to the Underwriters in cash, (ii) a gross spread of up to 0.75% of the IPO Proceeds, payable to the Underwriters in cash, such amount to be based on the funds available in the Trust Account of the Company after redemptions of public shares, solely in the event that the Company completes an initial business combination and (iii) a gross spread of 0.5% of the IPO Proceeds (the “Allocable Amount”), payable to BTIG in cash, provided that Willow Lane Sponsor, LLC or the Company shall have the right to allocate (in their sole discretion) any portion of the Allocable Amount to pay for expenses incurred by the Company in consummating an initial business combination.

In addition, the Amendment provides that each Underwriter may, prior to the Specified Event and at its sole discretion, forfeit all or any part of its right or claim to the Deferred Underwriting Commission by giving written notice to the Company.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Amendment is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Amendment to the Underwriting Agreement, dated as of October 17, 2025, by and between Willow Lane Acquisition Corp. and BTIG, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLOW LANE ACQUISITION CORP.

By:	/s/ B. Luke Weil
Name:	B. Luke Weil
Title:	Chief Executive Officer

Dated: October 17, 2025